UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

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[   ] Preliminary Proxy Statement
[   ] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

CHINA BAK BATTERY, INC.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On March 20, 2013

To the Stockholders of CHINA BAK BATTERY, INC.:

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of China BAK Battery, Inc., a Nevada corporation (the “Company”), will be held on Wednesday, March 20, 2013, at 9:00 a.m., local time, at BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen, 518119, People’s Republic of China for the following purposes:

1.

To elect five (5) persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the appointment of Crowe Horwath as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on January 21, 2013 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2012 Annual Report is part of the full set of our proxy materials, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or vote instruction form in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials that is being mailed to you and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,
 /s/ Danny Pan
Secretary

January 28, 2013

i

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	i
PROXY STATEMENT	1
INFORMATION CONCERNING SOLICITATION AND VOTING	1
Who May Vote	1
Voting Your Proxy	2
Revoking Your Proxy	2
Solicitation of Proxies	3
Delivery of Proxy Materials to Households	3
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	4
PROPOSAL 1: ELECTION OF DIRECTORS	7
NOMINEES	8
COMMITTEES OF THE BOARD OF DIRECTORS	12
REPORT OF THE AUDIT COMMITTEE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2012	15
EXECUTIVE COMPENSATION	16
Summary Compensation Table	16
Summary of Employment Agreements	16
Material Terms of Standard Employment Agreement	16
Outstanding Equity Awards at Fiscal Year-End 2012	17
Compensation of Directors	18
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	19
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	21
OTHER INFORMATION	23
GENERAL	23
STOCKHOLDER COMMUNICATIONS	23
STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING	23
ANNUAL REPORT ON FORM 10-K	23

CHINA BAK BATTERY, INC.
BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China

___________________________

PROXY STATEMENT
___________________________

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China BAK Battery, Inc., a Nevada corporation (the “Company” or “we”), for the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is to be held at 9:00 a.m., local time, on Wednesday, March 20, 2013, and at any adjournment(s) or postponement(s) thereof, at the principal executive offices of the Company, located at BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen, 518119, People’s Republic of China.

The approximate date on which the Proxy Statement and form of proxy card are intended to be sent or made available to stockholders is January 28, 2013.

The purposes of the Annual Meeting are to seek stockholder approval of two proposals: (i) electing five (5) directors to the Board of Directors of the Company (the “Board”); and (ii) ratifying the appointment of the Company’s independent registered accountants for fiscal year 2013. We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

Only stockholders of record of our Common Stock, par value $0.001 per share (“Common Stock”), as of the close of business on January 21, 2013 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at the executive offices of the Company at BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen 518119, People’s Republic of China, by contacting the Secretary of the Company.

The presence at the Annual Meeting of thirty-three and one-third percent (33-1/3%) of the outstanding shares of Common Stock entitled to vote as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy or voter instructions, even if you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had 12,619,597 shares of Common Stock outstanding. Each holder of outstanding shares of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that is being mailed to you. If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials mailed to you, you can also vote by mail by completing, dating, and signing the proxy or vote instruction form and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may submit your vote over the Internet until 11:59 pm (EST) on March 18, 2013. If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business of the second business day before the Annual Meeting.

You may also vote in person at the Annual Meeting. If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials mailed to you and any other information forwarded to you by such holder of record to obtain a valid proxy from it. You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If you are a registered holder and no specific instructions are given the shares will be voted FOR all of the proposals. If you are a beneficial holder (i.e., you hold your shares through a bank or broker), the shares will be voted FOR ratification of Crowe Horwath as the Company’s independent registered public accounting firm, and will be deemed broker non-votes as to the other proposals. In addition, if other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. Approval of Proposal 1 (Election of Directors), requires that the five nominees proposed for election as directors at the Annual Meeting be elected by at least a plurality of the votes cast at the Annual Meeting. Approval of Proposal 2 (Ratification of the Selection of Independent Auditors) requires that the number of votes that stockholders cast “for” exceed the votes that stockholders cast “against”. In counting the votes cast, only those cast as “for” or “against” a matter are included. Please note that you cannot vote “against” a nominee for director, although you may withhold your vote from a nominee. Withheld, abstain and broker non-votes will be counted for purposes of establishing quorum only.

Brokers are permitted, but not required, to use discretionary authority to vote shares on routine matters such as the ratification of the selection of the independent registered public accounting firm, but are not permitted to use discretionary authority to vote shares on non-routine matters including the election of directors.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials that you receive. You may also revoke your proxy by mail by requesting a copy be mailed to you, executing a subsequently-dated proxy or vote instruction form, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States. You may also revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the meeting will not revoke a proxy or voter instructions. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59 pm (EST) on March 18, 2013. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business of the second business day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2012 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2012 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report, Proxy Statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our Annual Report, Proxy Statement, and Notice of Internet Availability of Proxy Materials for future stockholder meetings of the Company, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, and you would like to receive a single copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials that is addressed to you and specify this preference in your request.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on January 25, 2013 (the “Reference Date”) for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each named executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group:

Names of Management and Names and Addresses	Amount and Nature of
of Certain Beneficial Owners (1)	Beneficial Ownership (1)
	Number (2)	Percent (3)
Xiangqian Li (4)	4,126,778	32.0%
c/o China BAK Battery, Inc.
BAK Industrial Park
No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen 518119, People’s Republic of China

Huanyu Mao (5)	109,961	*

Danny Pan	0	*

Charlene Spoede Budd (6)	3,650	*

Chunzhi Zhang (6)	3,500	*

Martha C. Agee	0	*

Kenneth G. Broom (7)	28,000	*

All executive officers and directors as a group (7 persons)	4,271,889	32.9%

*	Denotes less than 1% of the outstanding shares of Common Stock.

**	All information in and below this table gives retroactive effect to our one-for-five reverse stock split effected on October 26, 2012.

(1)

The number of shares beneficially owned is determined under Securities and Exchange Commission (“SEC”) rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days of the Reference Date, through the exercise or conversion of any stock option, convertible security, warrant or other right (a “Presently Exercisable” security). Including those shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

(2)

Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of Common Stock listed as owned by that person or entity.

(3)

A total of 12,619,597 shares of Common Stock are considered to be outstanding on the Reference Date. For each beneficial owner above, any Presently Exercisable securities of such beneficial owner have been included in the denominator, pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

(4)

On May 29, 2008, Mr. Li was granted an option to purchase 216,000 shares of Common Stock at an exercise price of $20.9, the average closing price of the five trading days preceding May 29, 2008. The option is subject to a three-year vesting schedule, with the first 1/12 vesting on the last day of the full fiscal quarter following the date of grant (September 30, 2008), and the remaining 11/12 vesting in eleven equal installments on the last day of each following fiscal quarter. On June 22, 2009, Mr. Li was also granted 100,000 restricted shares of the Common Stock, under the Stock Option Plan. The restricted stock is subject to a five-year vesting schedule. It vests in twenty equal quarterly installments on the first day of each fiscal quarter beginning on October 1, 2009.

(5)

On January 28, 2008, Dr. Mao was granted an option to purchase 40,000 shares of Common Stock at a price of $21.5 per share. The option vested and became exercisable in 12 installments over a three-year period. On April 8, 2010, Dr. Mao was granted an option to purchase 20,000 shares of Common Stock, at a price of $12.15 per share; the option vests over two years.

(6)

On June 25, 2007, each of Dr. Budd and Mr. Zhang were granted 1,000 shares of restricted Common Stock. On August 6, 2008, each of Dr. Budd and Mr. Zhang was granted an additional 1,000 shares of restricted Common Stock on the same terms as those governing the June 25, 2007 grant. On June 26, 2009, each of Dr. Budd and Mr. Zhang was granted an additional 1,000 shares of restricted Common Stock, on the same terms as those governing the June 25, 2007 and August 6, 2008 grants. On July 1, 2010, each of Dr. Budd and Mr. Zhang was granted an additional 1,000 shares of restricted Common Stock on the same terms as those governing the June 25, 2007, August 6, 2008, and June 26, 2009 grants. On January 19, 2011, each of Dr. Budd and Mr. Zhang waived the receipt of 500 shares of the July 1, 2010 grant in consideration of an additional quarterly payment by the Company of $6,250 on or about January 6, 2011 pursuant to the increase, effective January 1, 2011, of each of the directors’ annual retainer fee under the Company’s Stock Option Plan by $25,000 in lieu of each director’s receipt of restricted shares under the Stock Option Plan.

(7)

On June 25, 2007, Mr. Broom was granted an option to purchase 20,000 shares of Common Stock at a price of $16.34 per share. The option vested over four years. On January 28, 2008, Mr. Broom was granted an option to purchase 8,000 shares of Common Stock at a price of $21.5 per share. The option vests and becomes exercisable in 12 installments over a three-year period.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors since the beginning of the last fiscal year, or any of their associates, have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information about the securities authorized for issuance under our Stock Option Plan and our Compensation Plan for Non-Employee Directors as of September 30, 2012. Options exercisable for all of the securities shown in column (a) below were granted under our Stock Option Plan.

Number of securities
	Number of securities	Weighted-average	remaining available for future
	to be issued upon	exercise price of	issuance under equity
	exercise of	outstanding	compensation plans
	outstanding options,	options, warrants	(excluding securities reflected
	warrants and rights	and rights	in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	791,671	$17.2	222,401(1)

Equity compensation plans not approved by security holders	-	-	-

Total	791,671	$17.2	222,401(1)

*All information in and below this table gives retroactive effect to our one-for-five reverse stock split effected on October 26, 2012.

(1)	Includes 92,500 shares of restricted stock that were available for future issuance under our Compensation Plan for Non-Employee Directors and 129,901 shares of restricted stock that were available for future issuance under our Stock Option Plan, as of September 30, 2012

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

Effective December 8, 2006, Article V of our articles of incorporation was amended so that the number of our directors shall be determined in accordance with our Bylaws instead of in accordance with provisions contained in our articles of incorporation. There are currently five (5) directors serving on the Board. At the Annual Meeting, five (5) directors will be elected, each to hold office until the next Annual Meeting of Stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Annual Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. To be elected, each of the five nominees proposed for election as directors at the Annual Meeting must receive at least a plurality of the votes cast at the Annual Meeting.

Director Selection

There have been no material changes to the procedures by which stockholders may recommend nominees to our board of directors since such procedures were last disclosed. As provided in its Charter, the Nominating and Corporate Governance Committee of the Company’s Board is responsible for identifying individuals qualified to become Board members and recommending to the Board nominees for election as directors. The Nominating and Corporate Governance Committee considers recommendations for director nominees, including those submitted by the Company’s stockholders, on the bases described below. Stockholders may recommend nominees by writing to the Nominating and Corporate Governance Committee c/o the Secretary at BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen, 518119, People’s Republic of China; via email at IR@bak.com.cn; or via fax at (+86) 755-89770164 ext 8537. Stockholder recommendations will be promptly provided to the chairman of the Nominating and Corporate Governance Committee. To be considered by the Nominating and Corporate Governance Committee for inclusion in the proxy for the 2014 annual meeting, recommendations must be received by the Secretary of the Company not later than the close of business on September 30, 2013 or, if the date of the 2013 annual meeting has been changed by more than 30 days from the date of this year’s meeting, by no later than 30 days prior to the date of printing and mailing our material for the annual meeting.

In identifying and evaluating nominees, the Nominating and Corporate Governance Committee may consult with the other Board members, management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Nominating and Corporate Governance Committee assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the Board's criteria and needs. In evaluating the suitability of individual Board members, the Nominating and Corporate Governance Committee may take into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; the international nature of the Company’s operations; educational and professional background; and personal accomplishment. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. The Nominating and Corporate Governance Committee also ensures that a majority of nominees would be “independent directors” as defined under the applicable rules of the SEC and The NASDAQ Stock Market LLC (“NASDAQ”). For a description of the qualifications that the Nominating and Corporate Governance Committee seeks in potential nominees, please see “Nominees – Qualifications for All Directors” below.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position/s	Director Since
Xiangqian Li	44	Chairman, President and Chief Executive Officer	January 2005
Huanyu Mao	61	Director, Chief Technology Officer	May 2006
Charlene Spoede Budd	74	Director	June 2007
Chunzhi Zhang	50	Director	June 2007
Martha C. Agee	58	Director	November 2012

Director Qualifications

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

In its assessment of each potential candidate, including those recommended by stockholders, the Nominating and Corporate Governance Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the Board. The Nominating and Corporate Governance Committee also takes into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Nominating and Corporate Governance Committee require that each Director be a recognized person of high integrity with a proven record of success in his or her field. Each Director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all Directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s services are performed in various countries and in significant areas of future growth located outside of the United States. Accordingly, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. In addition, the Company’s business is multifaceted and involves complex financial transactions. Therefore, the Board believes that the Board should include some Directors with a high level of financial literacy and some Directors who possess relevant business experience as a Chief Executive Officer or President. Our business involves complex technologies in a highly specialized industry. Therefore, the Board believes that extensive knowledge of the Company’s business and industry should be represented on the Board.

The Board and the Nominating and Corporate Governance Committee do not have a specific diversity policy, but consider diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Biographical Information and Summary of Qualifications of 2013 Nominees for Director

Xiangqian Li has served as the chairman of our board, our president and chief executive officer since January 20, 2005. He has been a director of BAK International Limited, or BAK International, our Hong Kong incorporated subsidiary, since November 2004. Mr. Li is the founder and has served as the chairman of the board of Shenzhen BAK Battery Co., Ltd., or Shenzhen BAK, or Shenzhen BAK, our indirect wholly owned subsidiary, since its inception in August 2001, and served as Shenzhen BAK’s general manager since December 2003. From June 2001 to June 2003, Mr. Li was the chairman of Huaran Technology Co., Ltd., a PRC-incorporated company engaged in the car audio business. Mr. Li received a bachelor’s degree in thermal energy and power engineering from the Lanzhou Railway Institute, China and a doctorate degree in quantitative economics from Jilin University in China.

Director Qualifications: Mr. Li has extensive senior management experience in the industry in which we operate, having served as our Chief Executive Officer and Chairman since January 2005 and as the Chief Executive Officer or Chairman of various other companies since 2001.

Huanyu Mao has served as a director of the Company since May 12, 2006. He has also served as our chief technology officer since January 20, 2005 and as our chief operating officer from June 30, 2005 to February 24, 2009. Dr. Mao has served as the general manager of BAK International (Tianjin) Limited, or BAK Tianjin, our indirect wholly owned subsidiary, since January 4, 2009. Dr. Mao has been the chief scientist of Shenzhen BAK since September 2004. Prior to joining us, between 1997 and September 2004, Dr. Mao was the chief technology officer of Tianjin Lishen, a leading battery manufacturer in China. Dr. Mao pioneered core technologies on lithium-ion battery before its commercialization in 1992 and was the inventor under seven U.S. patents relating to lithium-ion technology. Dr. Mao received a doctorate degree in electrochemistry from Memorial University of Newfoundland, Canada where he focused on conductive polymers.

Director Qualifications: Dr. Mao has a rich knowledge in lithium–ion battery technology, and has served as our Chief Technology Officer since January 20, 2005. Dr. Mao pioneered core technologies on lithium-ion batteries before its commercialization in 1992 and was the inventor under seven U.S. patents relating to lithium-ion technology. Dr. Mao received a doctorate degree in electrochemistry from Memorial University of Newfoundland, Canada where he focused on conductive polymers.

Charlene Spoede Budd, PhD, CPA, CMA, CFM, PMP, has served as our director since June 25, 2007. Dr. Budd is Professor Emeritus of Accounting at Baylor University, where she was a professor and Emerson O. Henke Chair of Accounting from 1993 through 2005, and where she has taught business classes since 1973. She received her PhD in business administration from The University of Texas-Austin (1982) and her MBA (1973) and undergraduate (1972) degrees from Baylor University. She currently holds certifications as a CPA, CMA, CFM, PMP and in all six professional categories of the Theory of Constraints. Dr. Budd has served as a member or Chair of the Business Environment & Content Subcommittee of the American Institute of Certified Public Accountants (AICPA) from 2002 to 2008 and has been the Chair, Finance & Metrics (F&M) Committee of the Theory of Constraints International Certification Organization (TOC-ICO) from 2005 to June 2011. Her latest portfolio/books include Internal Reporting and Improvement Initiatives, Bureau of National Affairs (BNA), Washington, D.C., 2007, and A Practical Guide to Earned Value Project Management, Second Edition, Management Concepts, Vienna, Virginia, 2010.

Director Qualifications: Dr. Budd, Chair of the Audit Committee of the Board of Directors, currently holds the following professional designations: CPA (Certified Professional Accountant, licensed in Texas, completing over 50 hours of continuing professional education in 2010), CMA (Certified Management Accountant from the Institute of Management Accountants) and CFM (Certified in Financial Management by the Institute of Management Accountants). She has worked with Arthur Andersen and other public accounting firms for short periods of time and taught financial, managerial, and advanced accounting classes for a number of years. Dr. Budd continues to conduct accounting research on an ongoing basis and is an active author on accounting topics.

Chunzhi Zhang has served as our director since June 25, 2007. Since mid-2005, Mr. Zhang has served as General Manager of AASTOCKS.com, Ltd., Shenzhen Branch, a software integration and one-stop system solutions provider for financial markets in China. From 2003 through mid-2005, Mr. Zhang served as General Manager of Shenzhen Sharemax Management Co., Ltd, where he was involved in both private equity business and asset management. From 1998 through 2003, Mr. Zhang served as General Manager of Haixing Security Brokerage Co., Ltd, Shenzhen Branch, involved in securities trading and asset management. Prior to joining Haixing Security Brokerage, from 1985 to 1996, Mr. Zhang served as senior Management in Hong Kong for China Resources Holding Co., Ltd., a China central government-owned enterprise. Mr. Zhang received his bachelor degree in Economy from Jilin University in 1985 and MBA degree from University of Wales in the United Kingdom. Mr. Zhang is also a distinguished finance lecturer at the Graduate School in Shenzhen of Tsinghua University.

Director Qualifications: Mr Zhang, Chair of the Compensation Committee, is experienced in securities analysis and investment. Mr. Zhang has accumulated this experience in managerial positions in firms in the securities industry since 1998. Mr. Zhang received his bachelor degree in Economy from Jilin University in 1985.

Martha C. Agee has served as our director since November 15, 2012. Since 1997, Ms. Agee has been a senior lecturer of business law at Hankamer School of Business of Baylor University where she teaches courses in the Legal Environment of Business, International Business Law, and Healthcare Law & Ethics for graduate and undergraduate students. Prior to that, Ms. Agee practiced law at Law Office of Derrel Luce from 1994 to 1996. Ms. Agee obtained her bachelor’s degree in Accounting in 1976 and Juris Doctorate degree in 1988 from Baylor University.

Director Qualifications: Ms. Agee, Chair of the Nominating and Corporate Governance Committee, is an expert of business law. She has been teaching business law at Baylor University for more than 15 years. Ms. Agee also practiced law for two years and holds a bachelor’s degree in Accounting and a Juris Doctorate degree.

Each director holds office until the earlier of his or her death, resignation, removal from office by the stockholders, or his or her respective successor is duly elected and qualified. There are no arrangements or understandings between any of our nominees or directors and any other person pursuant to which any of our nominees or directors have been selected for their respective positions. No nominee or director is related to any executive officer or any other nominee or director.

No director of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. There are no family relationships among our directors or officers.

Other than as described above, no director has held any directorship during the past five years with any other public company.

For information as to the shares of the Common Stock held by each nominee, see “Securities Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Securities Ownership of Certain Beneficial Owners and Management,” which starts on page 4 of this Proxy Statement.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

  been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

  been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

  been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self- regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Independence

Our Board has determined that each of our non-employee directors, Dr. Budd, Mr. Zhang and Ms. Agee, is an “independent director” as defined by the applicable rules of the SEC and NASDAQ. Each of our non-employee directors serves on the Board’s committees, and therefore all of the members of our board committees are independent as defined under the NASDAQ listing standards and by the SEC. There were and are no transactions, relationships or arrangements not otherwise disclosed in this Proxy Statement that were considered by the Board of Directors under the applicable independence definitions in determining that each of these directors is independent.

Governance Structure

Currently, our Chief Executive Officer is also our Chairman. The Board of Directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the Board of Directors considered, among other matters, Mr. Li’s experience and tenure of having been Chairman and Chief Executive Officer since 2005, and felt that his experience, knowledge, and personality allowed him to serve ably as both Chairman and Chief Executive Officer. Among the benefits of a combined Chief Executive Officer/Chairman considered by the Board of Directors is that such structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board Committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

  The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function. The Audit Committee members meet separately with representatives of the Company’s independent auditing firm; and

  The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

  The Nominating and Corporate Governance Committee evaluates risk associated with management decisions and strategic direction and reports concerns to the full Board. In addition, this committee evaluates the performance of independent directors and makes suggestions to the full Board concerning director qualifications and number of independent directors. The committee also oversees the Company’s ethics programs, including the Code of Business Ethics and Conduct.

COMMITTEES OF THE BOARD OF DIRECTORS

Committees and Meetings

Our Board currently has three standing Committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance Committee. Each of the three standing Committees is comprised entirely of independent directors as that term is defined under the NASDAQ listing standards applicable to each of these committees. From time to time, the Board may establish other committees.

During the fiscal year ended September 30, 2012, the Board held a total of 6 meetings. Each director attended 100% of the total number of meetings of the Board and 100% of the meetings of all Committees on which he or she served. We do not have a policy requiring Board members to attend the annual meeting of our stockholders. Two members of the Board attended our 2012 annual meeting of stockholders.

Each of the Charters of our Audit, Compensation and Nominating and Corporate Governance Committees contains a definition for determining whether members of the respective Committee are independent for purposes of that committee. Current copies of these Charters are posted on our Internet website at www.bak.com.cn.

Audit Committee

During the fiscal year ended September 30, 2012, our Audit Committee consisted of Richard B. Goodner (former director), Charlene Spoede Budd and Chunzhi Zhang. Pursuant to the determination of our Board of Directors, Dr. Budd served as the chair of the Audit Committee and as our Audit Committee financial expert as that term is defined by the applicable SEC rules. Each director who has served or is serving on our Audit Committee was or is “independent” as that term is defined under the NASDAQ listing standards for Audit Committee members at all times during their service on such Committee.

The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, oversees our accounting and financial reporting processes and the audits of the financial statements of our company. During the fiscal year ended September 30, 2012, the Audit Committee held five meetings, in compliance with its Charter. The Audit Committee is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;
  reviewing with our independent auditors any audit problems or difficulties and management’s response;
  reviewing and approving certain proposed related-party transactions, as defined in Item 404 of SEC Regulation S-K;
  discussing the annual audited financial statements with management and our independent auditors;
  reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;
  annually reviewing and reassessing the adequacy of our Audit Committee Charter;
  such other matters that are specifically delegated to our Audit Committee by our Board from time to time;
  meeting separately and periodically with management and our internal and independent auditors; and
  reporting regularly to the full Board.

Compensation Committee

During the fiscal year ended September 30, 2012, our Compensation Committee consisted of Richard B. Goodner, Charlene Spoede Budd and Chunzhi Zhang, with Mr. Zhang as chair of the Compensation Committee. Each director who has served or is serving on our Compensation Committee was or is “independent” as that term is defined under the NASDAQ listing standards at all times during their service on such Committee. The Compensation Committee has a charter, which is available on our website at www.bak.com.cn.

Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our Chief Executive Officer may not be present at any Committee meeting during which his compensation is deliberated. The Compensation Committee is permitted to delegate its authority in accordance with Nevada law unless prohibited by the Company’s Bylaws or the Compensation Committee Charter. The Compensation Committee held two meetings during the fiscal year ended September 30, 2012, in compliance with its Charter.

The Compensation Committee is responsible for, among other things:

  determining the compensation package for our executive officers (other than our Chief Executive Officer);
  reviewing and making recommendations to the Board with respect to the compensation of our directors and Chief Executive Officer;
  reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
  evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and recommending the compensation level of our chief executive officer based on this evaluation;
  reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements; and
  reviewing and approving any employment agreements, retirement agreements, severance arrangements, change-in- control arrangements or special or supplemental employee benefits and any material amendments to the foregoing, applicable to executive officers, including the Chief Executive Officer.

The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Compensation Committee also has the authority and sole discretion to retain compensation consultants as it deems necessary.

The Chief Executive Officer makes recommendations concerning the performance and compensation of the Company’s other executive officers. The Committee oversees these recommendations and makes final determinations as to the other executive officers’ compensation.

Neither the Compensation Committee nor management engaged any compensation consultants during the 2011 fiscal year.

Compensation Committee Interlocks and Insider Participation

Richard B. Goodner, Charlene Spoede Budd, and Chunzhi Zhang served on the Compensation Committee during the fiscal year ended September 30, 2012. None of them was an employee, an officer, or former officer of the Company. No member of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of SEC Regulation S-K during the fiscal year ended September 30, 2012. None of our executive officers has served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our Board or Compensation Committee.

Nominating and Corporate Governance Committee

During the fiscal year ended September 30, 2012, our Nominating and Corporate Governance Committee consisted of Richard B. Goodner, Charlene Spoede Budd and Chunzhi Zhang. Mr. Goodner served as chair of this Committee. Each director who has served or is serving on our Nominating and Corporate Governance Committee was or is “independent” as that term is defined under the NASDAQ listing standards at all times during their service on such Committee.

The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended September 30, 2012, in compliance with its Charter. The Nominating and Corporate Governance Committee is responsible for, among other things:

  identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;
  reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, business experience, and specific areas of expertise;
  identifying and recommending to the Board the directors to serve as members of the Board’s committees;
  evaluating risk associated with management decisions and strategic direction and reporting concerns to the full Board;
  evaluating the performance of independent directors and making suggestions to the full Board concerning director qualifications and number of independent directors; and
  monitoring compliance with our Code of Business Ethics and Conduct.

Code of Business Ethics and Conduct

We have adopted a Code of Business Ethics and Conduct relating to the conduct of our business by our employees, officers and directors. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States. During the fiscal year ended September 30, 2012, there were no amendments to or waivers of our Code of Business Ethics and Conduct. If we effect an amendment to, or waiver from, a provision of our Code of Business Ethics and Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on our Internet website at www.bak.com.cn or via a current report on Form 8-K. A current copy of our Code of Business Ethics and Conduct is posted on our Internet website at www.bak.com.cn.

REPORT OF THE AUDIT COMMITTEE
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2012

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Dr. Budd, the chair of the Audit Committee, is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of SEC Regulation S-K. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written Charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financial reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

During fiscal year 2012, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2012, with Company management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T; and (3) received the written disclosures and the letters from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants their independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 for filing with the SEC.

/s/ The Audit Committee
Charlene Spoede Budd, Chair
Chunzhi Zhang
Martha C. Agee

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all compensation awarded to, earned by or paid to the following persons for services rendered in all capacities during fiscal years 2012 and 2011: Xiangqian Li, our Chief Executive Officer, President and Chairman, and Ke Marcus Cui, who is our former Chief Financial Officer and resigned on August 8, 2012, and Kenneth G. Broom, our Chief Operating Officer. No other executive officers received total compensation in excess of $100,000 in either fiscal year.

			Stock
			Awards	Option
Name and Principal Position	Year	Salary ($)(1)	($)(2)	Awards ($)(2)	Total ($)
Xiangqian Li, President, Chief	2012	37,957	-	-	37,957
Executive Officer	2011	36,663	-	-	36,663

Ke Marcus Cui, Chief Financial	2012	30,365	-	-	30,365
Officer(3)	2011	29,330	-	102,912	132,242

Kenneth G. Broom, Chief	2012	249,990	-	-	249,990
Operating Officer	2011	239,895	-	-	239,895

(1) The amounts reported in this table have been converted from Renminbi to U.S. dollars based on the average conversion rate between the U.S. dollar and Renminbi for the applicable fiscal year, or $1.00 to RMB 6.323 (fiscal year 2012 exchange rate), $1.00 to RMB 6.5461 (fiscal year 2011 exchange rate), except with respect to the salary payments to Mr. Broom, which payments were in U.S. dollars.

(2) The amounts represented in the stock and option awards columns reflect the compensation expense recognized by the Company in fiscal year 2011 determined pursuant to Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised 2004), “Share-Based Payment” (“SFAS 123(R)”), as superseded by SFAS No. 168 “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162” (“SFAS No. 168”), as superseded by The FASB Accounting Standards CodificationTM (“ASC”), now included in ASC Topic 718 (“ASC 718”), and no forfeitures are assumed. The assumptions used to calculate the value of option and restricted stock awards are set forth under Note 21 of the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

(3) Resigned as our Chief Financial Officer on August 8, 2012.

Summary of Employment Agreements

The base salary shown in the Summary Compensation Table is described in each named executive officer’s respective employment agreement. The material terms of those employment agreements are summarized below.

With the exception of Mr. Broom, the named executive officers entered into the Company’s standard employment agreement. On December 20, 2006, Shenzhen BAK entered into a non-standard employment agreement with Mr. Broom in connection with his employment in Canada as Executive Vice President for BAK Canada Ltd. Mr. Broom’s employment agreement entitles him to a grant of 100,000 stock options, an allowance for monthly car expenses, and the cost of legal representation and indemnification for damages in the event Mr. Broom’s prior employer files any claims or demands against him relating to his employment with the Company. In the event the Company terminates Mr. Broom’s employment without cause prior to the expiration of the minimum two-year term of the agreement, he is entitled to a lump sum payment or salary continuation equal to the amount he would have received had no termination occurred. Neither the Company nor Mr. Broom has incurred any legal costs or damages relating to Mr. Broom’s former employment. The compensation terms of Mr. Broom’s agreement have not changed since his appointment as Chief Operating Officer of the Company.

Material Terms of Standard Employment Agreement. With the exception of Mr. Li, whose employment agreement has a three-year initial term, we entered into employment agreements with two-year initial terms with our named executive officers with standard employment agreements. We entered into the employment agreement with Mr. Li on June 30, 2006 and with Mr. Cui on December 27, 2010 (replaced with a new employment agreement on May 26, 2011). Each of our standard employment agreements is automatically extended by a year at the expiration of the initial term and at the expiration of every one-year extension, until terminated in accordance with the termination provisions of the agreements, which are described below.

Our standard employment agreement permits us to terminate the executive’s employment for cause, at any time, without notice or remuneration, for certain acts of the executive, including but not limited to a conviction or plea of guilty to a felony, negligence or dishonesty to our detriment and failure to perform agreed duties after a reasonable opportunity to cure the failure. An executive may terminate his employment upon one month’s written notice if there is a material reduction in his authority, duties and responsibilities or if there is a material reduction in his annual salary before the next annual salary review. Furthermore, we may terminate the executive’s employment at any time without cause by giving one month’s advance written notice to the executive officer. If we terminate the executive’s employment without cause, the executive will be entitled to a termination payment of up to three months of his or her then base salary, approximately $2,530 to $9,489, depending on the length of such executive’s employment with us. Specifically, the executive will receive salary continuation for: (i) one month following a termination effective prior to the first anniversary of the effective date of the employment agreement; (ii) two months following a termination effective prior to the second anniversary of the effective date; and (iii) three months following a termination effective prior to or any time after the third anniversary of the effective date. The employment agreements provide that the executive will not participate in any severance plan, policy, or program of the Company.

Our standard employment agreement contains customary non-competition, confidentiality, and non-disclosure covenants. Each executive officer has agreed to hold, both during and after the employment agreement expires or is earlier terminated, in strict confidence and not to use, except as required in the performance of his duties in connection with the employment, any confidential information, technical data, trade secrets and know-how of our company or the confidential information of any third party, including our affiliated entities and our subsidiaries, received by us. The executive officers have also agreed to disclose in confidence to us all inventions, designs and trade secrets which they conceive, develop or reduce to practice and to assign all right, title and interest in them to us. In addition, each executive officer has agreed to be bound by non-competition restrictions set forth in his or her employment agreement. Specifically, each executive officer has agreed not to, while employed by us and for a period of one year following the termination or expiration of the employment agreement, approach our clients, customers or contacts or other persons or entities, and not to interfere with the business relationship between us and such persons and/or entities;
  assume employment with or provide services as a director for any of our competitors, or engage in any business which is in direct or indirect competition with our business; or
  solicit the services of any of our employees.

Outstanding Equity Awards at Fiscal Year-End 2012

The following table sets forth the equity awards outstanding at September 30, 2012 for each of the named executive officers.

	Option Awards				Stock Awards
Market
	Number of	Number of			Number of	Value of
	Securities	Securities			Shares or	Shares or
	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Option		Stock That	Stock That
	Options (#)	Options (#)	Exercise Price	Option	Have Not	Have Not
Name	Exercisable	Unexercisable	($)	Expiration Date	Vested (#)	Vested ($)
Xiangqian Li (1)	216,000	-	20.9	May 28, 2013	40,000	562,000
Ke Marcus Cui (2)	-	-	-	-	-	-
Kenneth G.	20,000	-	16.34	July 1, 2013	-	-
Broom (3)	8,000	-	21.5	January 28, 2013

*All information in and below this table gives retroactive effect to our one-for-five reverse stock split effected on October 26, 2012.

(1) Mr. Li was granted an option to purchase 216,000 shares of our common stock on May 29, 2008 under the Stock Option Plan. The option is subject to a three-year vesting schedule, with the first 1/12 vesting on the last day of the full fiscal quarter following the date of grant (September 30, 2008), and the remaining 11/12 vesting in eleven equal installments on the last day of each following fiscal quarter. The exercise price is $20.9. The option expires on May 28, 2013. Mr. Li was also granted 500,000 restricted shares of the Company’s common stock, par value $0.001, under the Stock Option Plan. The restricted stock is subject to a five-year vesting schedule. It vests in twenty equal quarterly installments on the first day of each fiscal quarter beginning on October 1, 2009.

(2) Mr. Cui was granted an option to purchase 3,600 shares of Common Stock on June 22, 2009, at a price of $14.05 per share. In addition, Mr. Cui was granted an option to purchase 16,080 shares of Common Stock on May 26, 2011, at a price of $6.4 per share. All of Mr. Cui’s options were terminated and cancelled upon Mr. Cui’s resignation from the Company on August 8, 2012.

(3) On June 25, 2007, Mr. Broom was granted an option to purchase 20,000 shares of Common Stock at a price of $16.34 per share. The option vests over four years. On January 28, 2008, Mr. Broom was granted an option to purchase 8,000 shares of Common Stock at a price of $21.5 per share. The option vests and becomes exercisable in 12 installments over a three-year period.

Compensation of Directors

Under our Compensation Plan for Non-Employee Directors, or the Directors Plan, each eligible non-employee director of the Company may receive an annual retainer fee. Pursuant to the Directors Plan, the annual retainer fee under the Directors Plan is subject to adjustments determined by our Board from time to time. Each independent director is also eligible to be granted 5,000 restricted shares of our common stock for serving as a director.

In December 2010, our Board of Directors unanimously approved a change in the annual retainer fee for independent directors in accordance with the Directors Plan. Effective January 1, 2011, our independent directors will be paid an annual retainer fee of $45,000. As was previously our policy, the chair of the Audit Committee will continue to receive an additional $5,000 in recognition of the added responsibility of this position. In connection with this change, the Board unanimously determined that the independent directors will no longer receive an annual issuance of restricted shares under the Directors Plan. Each of the independent directors has waived all rights to such annual issuances, including with respect to 2,500 of the shares that were to be issued to each of the independent directors during calendar year 2011 in connection with their grants on July 1, 2010.

The following table sets forth the total compensation earned by our non-employee directors during our fiscal year ended September 30, 2012:

	Fees Earned or
Name	Paid in Cash ($)	Stock Awards ($)	Total ($)
Charlene Spoede Budd	50,000	-	50,000
Chunzhi Zhang	45,000	-	45,000
Richard B. Goodner(1)	45,000	-	45,000

(1) Mr. Goodner resigned as the Company’s director on August 20, 2012.

Dr. Budd received a $50,000 fee because of the added responsibility of serving as the chairperson of our Audit Committee during fiscal year 2012.

We do not maintain a medical, dental or retirement benefits plan for the directors.

We have not compensated, and will not compensate, our non-independent directors, Mr. Xiangqian Li and Dr. Huanyu Mao, for serving as our directors, although they are entitled to reimbursements for reasonable expenses incurred in connection with attending our board meetings.

The directors may determine remuneration to be paid to the directors with interested members of the Board refraining from voting. The Compensation Committee will assist the directors in reviewing and approving the compensation structure for the directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons beneficially owning more than 10% of our Common Stock must report their initial ownership of the Common Stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of such reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in fiscal year 2012.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have several outstanding short-term bank loans, long term bank loans and bills payable to (i) Agricultural Bank of China (Shenzhen Eastern Branch), (ii) China Construction Bank (Tianjin Branch), (iii) Shenzhen Development Bank (Longgang Branch), (iv) China CITIC Bank (Shenzhen Branch), (v) Bank of China (Shenzhen Longgang Branch), (vi) China Bohai Bank ( Tianjin Branch), (vii) China Everbright Bank, (viii) China Development Bank (Shenzhen Branch), and (ix) Tianjin Branch, Bank of Dalian, respectively, the proceeds of which were used primarily to fund the operations of our manufacturing facility located at the BAK Industrial Park and for general working capital requirements. As of September 30, 2012, we had short-term bank loans of $151.4 million, long-term bank loans of $23.7 million maturing in over one year, and bills payable of $75.4 million. The short-term loans bore interest rates ranging from 5.16% to 8.53% per annum, and had maturity dates ranging from three to twelve months. The long-term loan was borrowed under a four-year long-term loan credit facility from China Development Bank, bearing interest at the benchmark rate of the People’s Bank of China for three-year to five-year long-term loans, which is currently 6.4% per annum. Each loan is guaranteed by Mr. Li, our director, Chairman, President, and Chief Executive Officer. Some of the loans are also guaranteed by BAK International, BAK Tianjin, and/or Shenzhen BAK. Mr. Li, BAK International, BAK Tianjin, and Shenzhen BAK did not receive nor are entitled to receive any consideration for the above-referenced guarantees, and we are not independently obligated to indemnify any of those guarantors for any amounts paid by them pursuant to any guarantee.

On December 28, 2011, Shenzhen BAK entered into a loan agreement with Shenzhen BAK Haoze Investment Co., Ltd.(“Shenzhen Haoze”), under which Shenzhen Haoze extended a loan in an amount RMB 1,750,000 (approximately $278,410) to Shenzhen BAK as working capital, which loan is non-interest bearing and unsecured. The loan matures on December 27, 2013. Shenzhen Haoze is a company established in China and mainly engages in the business of industry investment and investment consultation. Approximately 96 percent of equity interest in Shenzhen Haoze is currently owned by Mr. Xiangqian Li.

On July 12, 2012, Shenzhen BAK entered into a loan agreement with Tianjin BAK New Energy Research Institute Co., Ltd. (“Tianjin New Energy”), under which Tianjin New Energy extended a loan in an amount of RMB 5,945,500 (approximately $945,877) to Shenzhen BAK as working capital, which loan is non-interest bearing and unsecured. The loan matures on July 11, 2014. Tianjin New Energy is a company established in China and mainly engages in the business of researching, developing and selling new energy related materials. Approximately 59 percent of equity interest in Tianjin New Energy is currently owned by Mr. Li.

In addition, on March 24, 2011, Shenzhen BAK entered into a guarantee agreement with Jilin Province Trust & Investment Co., Ltd. (“Jilin Trust & Investment”), under which Shenzhen BAK agreed to guarantee a loan of Tianjin New Energy, in a total amount of RMB 50,700,000 (approximately $8.1 million) that it borrowed from Jilin Trust & Investment. In addition, Mr. Li and his wife entered into a guarantee agreement with Jilin Trust & Investment under which they pledged all of their personal assets to Jilin Trust & Investment to provide unlimited liability guarantees for the loan. Shenzhen BAK expects to terminate its guarantee obligations when Tianjin New Energy repays the loan on the maturity date of March 31, 2013.

On July 2, 2012, Shenzhen BAK also entered into a guarantee agreement with Bank of Dalian, under which Shenzhen BAK agreed to guarantee a loan of Tianjin New Energy in a total amount of RMB 20,000,000 (approximately $3.2 million) that it borrowed from Bank of Dalian. In addition, Mr. Li entered into a guarantee agreement with Bank of Dalian and assumes joint and several liabilities to guarantee the loan. Shenzhen BAK expects to terminate its guarantee obligations when Tianjin New Energy repays the loan on the maturity date of July 2, 2013.

Shenzhen BAK believes that Tianjin New Energy owns sufficient assets, including buildings measuring 24,000 square meters and land use rights over a parcel of land of 233,450 square meters, to repay the above RMB 70,700,000 loans without incurring Shenzhen BAK’s guarantor liability.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The consolidated balance sheets of the Company as of September 30, 2012, and the related consolidated statements of operations and comprehensive loss, shareholders’ equity, and cash flows for the year ended September 30, 2012, were audited by PKF, Certified Public Accountants, Hong Kong, China, a member firm of PKF International Limited network of legally independent firms (“PKF”). As the Company disclosed in the Current Report on Form 8-K, filed with the SEC on January 8, 2013, PKF resigned as the Company’s the independent registered public accounting firm on January 2, 2013. On January 16, 2013, the Company’s Audit Committee appointed Crowe Horwath (HK) CPA Limited (“Crowe Horwath”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

Our management believes that Crowe Horwath is knowledgeable about our operations and accounting practices and is well qualified to act as our independent registered public accounting firm. We are asking our stockholders to ratify the selection of Crowe Horwath as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Crowe Horwath to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

Representatives of Crowe Horwath will be available via teleconference during the Annual Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Annual Meeting.

Independent Registered Public Accounting Firm’s Fees and Services

Audit Fees

PKF has billed us $234,500, in the aggregate, for professional services rendered to audit our annual financial statements for the fiscal year ended September 30, 2012, and to review the interim financial statements included in our quarterly reports on Form 10-Q filed during such fiscal year. For similar services rendered during the fiscal year ended September 30, 2011, PKF billed us $230,000 in the aggregate.

Audit-Related Fees

PKF billed us $11,128, in the aggregate, for charges for consent services for registration statement filings for the fiscal year ended September 30, 2012. PKF billed us $11,181, in the aggregate, for charges for consent services for registration statement filings for the fiscal year ended September 30, 2011.

Tax Fees

We were not billed for any services for professional services rendered by PKF for tax compliance, tax advice, or tax planning for either of our fiscal years ended September 30, 2012 or September 30, 2011.

All Other Fees

We were not billed for any other products or services provided by PKF for either of our fiscal years ended September 30, 2012 or September 30, 2011.

Pre-Approval Policies and Procedures

All auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor must be approved by the Audit Committee in advance, except non-audit services (other than review and attestation services) if such services fall within exceptions established by the SEC. The Audit Committee will pre-approve any permissible non-audit services to be provided by the Company’s independent auditors on behalf of the Company that do not fall within any exception to the pre-approval requirements established by the SEC. The Audit Committee may delegate to one or more members the authority to pre-approve permissible non-audit services, but any such delegate or delegates must present their pre-approval decisions to the Audit Committee at its next meeting. All of our accountants’ services described above were pre-approved by the Audit Committee or by one or more members under the delegate authority described above.

The Board of Directors recommends a vote FOR ratification of the selection of Crowe Horwath as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

OTHER INFORMATION

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District, Shenzhen 518119, People’s Republic of China, no later than September 30, 2013 or, if the date of the 2014 annual meeting has been changed by more than 30 days from the date of this year’s meeting, by no later than 30 days prior to the date of printing and mailing our material for the annual meeting. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Rule 14a-4 under the Exchange Act governs the use by the Company of discretionary voting authority with respect to stockholder proposals submitted outside the process of Rule 14a-8. Rule 14a-4(c)(1) provides that, if the proponent of a stockholder proposal fails to notify the Company at least forty-five (45) days prior to the month and day of mailing the prior year’s proxy statement, the proxies of the Company’s management would be permitted to use their discretionary authority to vote on this proposal at the Company’s next annual meeting of stockholders. For purposes of the Company’s 2014 annual meeting, the deadline is December 14, 2013 or, if the date of the 2013 annual meeting has been changed by more than 30 days from the date of this year’s meeting, by no later than 30 days prior to the date of printing and mailing our material for the annual meeting. Notifications must be received by the applicable deadline by the Secretary of the Company at BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District, Shenzhen 518119, People’s Republic of China.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K with any amendments, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K, with any amendments, is also made available on our website at www.bak.com.cn after it is filed with the SEC.

January 28, 2013	By Order of the Board of Directors

/s/ Danny Pan
Secretary

CHINA BAK BATTERY, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 20, 2013

 __________________________________

Annual Meeting Proxy Card
 __________________________________

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of CHINA BAK BATTERY, INC., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated January 28, 2013, and hereby constitutes and appoints Mr. Xiangqian Li, the Company’s Chairman, President and Chief Executive Officer, and Mr. Danny Pan, the Company’s Chief Financial Officer, Secretary and Treasurer, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders to be held on March 20, 2013, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters: The undersigned hereby instructs said proxies or their substitutes:

The Board of Directors recommends that you vote FOR the following:

1.	Elect as Directors the nominees listed below:

01	Xiangqian Li	FOR	[ ]	WITHHOLD	[ ]
02	Huanyu Mao	FOR	[ ]	WITHHOLD	[ ]
03	Charlene Spoede Budd	FOR	[ ]	WITHHOLD	[ ]
04	Chunzhi Zhang	FOR	[ ]	WITHHOLD	[ ]
05	Martha C. Agee	FOR	[ ]	WITHHOLD	[ ]

The Board of Directors recommends that you vote FOR the following:

2.	Approve the ratification of Crowe Horwath as the Company’s independent registered public accounting firm for fiscal year 2013.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE AND FOR PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED JANUARY 28, 2013 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement dated January 28, 2013, and the 2012 Annual Report, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

If you are voting by mail, please sign, date and mail this proxy immediately in the enclosed envelope. You are also permitted and encouraged to vote online by following the instructions on the Notice of Internet Availability of Proxy Materials that was separately mailed to you.

Name ________________________________

Name (if joint)

_____________________________________

Date _____________, 2013

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope, if mailed in the United States.